Exhibit 10.3

TERMINATION AND GENERAL RELEASE AGREEMENT

THIS TERMINATION AND GENERAL RELEASE AGREEMENT (this “Agreement”) is made and entered into as of May 25, 2018 (the “Effective Date”) by and between (i) Avant Diagnostics, Inc. (the “Company”), and (ii) ________________ (“Investor”).

THE PARTIES ENTER INTO THIS AGREEMENT ON THE BASIS OF THE FOLLOWING FACTS, INTENTIONS AND UNDERSTANDINGS:

A.  The Company and Investor entered into those certain securities purchase agreements dated as of ______________ (collectively, the “Purchase Agreement”) relating to the sale by the Company of its convertible promissory notes issued on ____________ (collectively, the “Investment”).

B.  In connection with the Purchase Agreement, the Company and Investor entered into those certain pledge agreement dated as of _____________ (the “Pledge Agreement” and together with the Purchase Agreement, the “Prior Agreements”) relating to the pledge of the Company’s assets in connection with the Investment.

C.  The Company and Investor have agreed to enter into this Agreement (on the terms and conditions set forth herein) in order to formally reflect the termination of the Prior Agreements and the release of all rights, obligations and claims thereunder, including the release of all security interests on the Company’s assets.

NOW, THEREFORE, FOR AND IN CONSIDERATION OF THE FOREGOING AND THE MUTUAL REPRESENTATIONS, WARRANTIES, COVENANTS AND AGREEMENTS SET FORTH HEREIN, AND OTHER GOOD AND VALUABLE CONSIDERATION, THE RECEIPT AND SUFFICIENCY OF WHICH ARE HEREBY ACKNOWLEDGED, THE COMPANY AND INVESTOR, INTENDING TO BE LEGALLY BOUND HEREBY, AGREE AS FOLLOWS:

1.  Termination.

(a)  The Company and Investor hereby acknowledge and agree that as of the Effective Date, (i) the Prior Agreements are hereby terminated in its entirety and shall be of no further force or effect, (ii) the security interests granted by the Pledge Agreement are hereby terminated and shall have no further force or effect and (iii) neither Buyer nor Seller shall have any further rights or obligations under the Prior Agreements. The Investor hereby authorizes the Company or his/her/its representatives to take all actions as they determine in their sole discretion to discharge and release any and all security interests, pledges, liens, and other encumbrances (“Encumbrances”) held by Investor on the Company’s assets.

(b)  On the Effective Date, Investor, on its own behalf and on behalf of its affiliates, investors, members and other interest holders (each, a “Releasing Party” and, collectively, the “Releasing Parties”), does hereby completely, unconditionally and irrevocably release the Company and the Company’s current and former officers, directors, attorneys, accountants, agents, financial advisors and other representatives, and the Company and each of their respective heirs, successors and permitted assigns (each, a “Releasee” and, together, the “Releasees”) from and with respect to any and all claims, obligations, suits, judgments, damages, rights, causes of action, demands, debts and liabilities whatsoever, whether known or unknown, foreseen or unforeseen, existing or hereafter arising, in law, equity or otherwise (collectively, the “Claims”), that such Releasing Party is entitled to assert against any of the Releasees, based in whole or in part upon any act or omission, transaction, agreement, event or occurrence taking place on or before the Effective Date, in any way relating to any Releasee, to the extent relating to or arising out of, or in any way connected with, any of the following (including, in each case and without limitation, any rights of Investor and/or any duties or obligations of Company thereunder): (i) the Prior Agreements; (ii) each other document or agreement executed or entered into by the Company or Investor with respect to the transactions contemplated by the Prior Agreements; (iii) the security interests granted pursuant to the Pledge Agreement; or any documents or agreement relating to any of the foregoing.

(c)  It is a further condition of the consideration hereof and is the intention of each Releasing Party in executing this instrument that the same shall be effective as a bar as to each and every claim, demand and cause of action hereinabove specified and, in furtherance of this intention, such Releasing Party hereby expressly waives any and all rights or benefits conferred by any provision of law that prevents the release of unknown claims and expressly consents that this Agreement shall be given full force and effect according to each and all of its express terms and conditions including, without limitation, those relating to unknown and unsuspected claims, demands and causes of actions, if any, as well as those relating to any other claims, demands and causes of actions hereinabove specified.

2. Waiver of Claims.

(a)  This Agreement shall be effective as a bar to each and every claim, demand and cause of action hereinabove specified.

(b)  Each Releasing Party acknowledges that such Releasing Party may hereafter discover claims or facts in addition to or different from those which it now knows or believes to exist with respect to the subject matter of this Agreement and which, if known or suspected at the time of executing this Agreement, may have materially affected its terms. Nevertheless, such Releasing Party hereby waives any rights, claims or causes of action that might arise as a result of such different or additional claims or facts and acknowledges that this waiver is a material inducement to and consideration for each Releasing Party’s execution of this Agreement.

(c)  Each Releasing Party warrants and represents that it has not heretofore assigned or transferred to any person not a party to this Agreement any released matter or any part or portion thereof and such Releasing Party shall defend, indemnify and hold harmless the Releasees from and against any claim (including, without limitation, the payment of attorneys’ fees and costs actually incurred whether or not litigation is commenced) based on or in connection with or arising out of any such assignment or transfer made, purported or claimed.

3.  Indemnification. Each of the Releasing Parties hereby jointly and severally agrees to indemnify and hold harmless the Releasees from and against any and all losses, liabilities, claims, actions, suits, damages, fines, penalties, costs and expenses, including the costs of correcting any non-compliance, legal fees and disbursements, whether now existing or arising in the future (collectively, “Losses”) incurred by any Releasee and arising directly or indirectly from, or in connection with, any breach of any representation, warranty or covenant of any Releasing Party contained in this Agreement and the Releasing Parties jointly and severally agree to pay, in addition to such other damages as any Releasee may sustain as a direct or indirect result of such violations, all attorneys’ fees and costs reasonably incurred by such Releasee.

4. Covenant Not to Sue.

(a)  Each of the Releasing Parties hereby absolutely, unconditionally and irrevocably covenants and agrees with and in favor of each of the Releasees that it will not sue or bring any action or proceeding (at law, in equity, in any regulatory, mediation or arbitration proceeding or otherwise) against any Releasee on the basis of any of the Claims released hereby.

(b)  Each of the Releasing Parties hereby agrees that this Agreement and the covenant not to sue set forth herein may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding that may be instituted, prosecuted or attempted in breach of the provisions of this Agreement. Each of the Releasing Parties hereby agrees that no fact, event, circumstance, evidence or transaction that could now be asserted or that may hereafter be discovered shall affect in any manner the final, absolute and unconditional nature of this Agreement and the covenant not to sue set forth herein.

(c)  It is hereby understood and agreed that the acceptance of this Agreement by Seller shall not be deemed or construed as an admission of liability of any nature whatsoever arising from or related to the subject of this Agreement.

5.  Governing Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York, without giving effect to that body of laws pertaining to conflict of laws.

6.  Entire Agreement. This Agreement contains the entire agreement and understanding of the parties with respect to the subject matter hereof and supersedes and replaces all prior negotiations and agreements between the parties, whether written or oral. Each party acknowledges that no party has made any promise, representation, or warranty whatsoever, express or implied, not contained herein concerning the subject matter hereof.

7.  No Assignment; Successors and Assigns. No party to this Agreement may assign any of its rights or delegate any of its obligations under this Agreement, by operation of law or otherwise, without the prior written consent of the other parties to this Agreement. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

8.  Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered will be deemed an original, and all of which together shall constitute one and the same agreement. This Agreement may be executed and delivered by facsimile or other means of electronic delivery and upon such delivery the signature will be deemed to have the same effect as if the original signature had been delivered to the other party.

9.  Severability. If any provision of this Agreement is determined by any court of competent jurisdiction to be invalid, illegal or unenforceable in any respect, such provision will be enforced to the maximum extent possible given the intent of the parties hereto. If such clause or provision cannot be so enforced, such provision shall be stricken from this Agreement and the remainder of this Agreement shall be enforced as if such invalid, illegal or unenforceable clause or provision had (to the extent not enforceable) never been contained in this Agreement. Notwithstanding the foregoing, if the value of this Agreement based upon the substantial benefit of the bargain for any party is materially impaired, which determination as made by the presiding court of competent jurisdiction shall be binding, then the parties hereto agree to substitute such provision(s) with suitable and equitable provision(s).

IN WITNESS WHEREOF, the Company and Investor have each executed this Agreement as of the Effective Date.

“INVESTOR”

By:
Name:
Title:

“COMPANY”

Avant Diagnostics, Inc.

By:
Name:
Title:

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